Exhibit 99.1 Fireside Chat Keith Sullivan President & CEO, Neuronetics, Inc. Bill Leonard President & CEO, Greenbrook TMS

Forward Looking Statements This presentation contains estimates and other statistical data prepared by independent parties and by Neuronetics, Inc. (the “Company”) relating to market size and growth and other data about the industry in which the Company operates. These estimates and data involve a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates and data. Certain statements in this presentation and accompanying commentary that are not historical facts are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be identified by terms such as “outlook,” “potential,” “believe,” “expect,” “plan,” “anticipate,” “predict,” “may,” “will,” “could,” “would” and “should” as well as the negative of these terms and similar expressions. These statements include those relating to the Company’s business outlook and current expectations for upcoming quarters and fiscal year 2024, including with respect to revenue, expenses, growth, and any statements of assumptions underlying any of the foregoing items. These statements are subject to significant risks and uncertainties and actual results could differ materially from those projected. The Company cautions investors not to place undue reliance on the forward-looking statements contained in this presentation. These risks and uncertainties include, without limitation, risks and uncertainties related to: our ability to achieve or sustain profitable operations due to our history of losses; our reliance on the sale and usage of our NeuroStar Advanced Therapy System to generate revenues; the scale and efficacy of our salesforce; availability of coverage and reimbursement from third-party payors for treatments using our products; physician and patient demand for treatments using our products; developments in respect of competing technologies and therapies for the indications that our products treat; product defects; our revenue has been concentrated among a small number of customers; our ability to obtain and maintain intellectual property protection for our technology; developments in clinical trials or regulatory review of the NeuroStar Advanced Therapy System for additional indications; developments in regulation in the U.S. and other applicable jurisdictions; the terms of our credit facility; our ability to successfully roll-out our Better Me Guarantee Provider Program on the planned timeline; our self-sustainability and existing cash balances; and our ability to achieve cash flow break-even in the fourth quarter of 2024 and on a full-year basis in 2025. Without limiting the foregoing, these risks and uncertainties also include, without limitation, risks and uncertainties related to: the parties’ ability to meet expectations regarding the timing and completion of the transaction; the occurrence of any event, change or other circumstance that would give rise to the termination of the transaction agreement; the fact that Greenbrook’s and Neuronetics’ respective stockholders may not approve the transaction; the fact that certain terminations of the transaction agreement require Greenbrook or Neuronetics to pay a termination fee; the failure to satisfy each of the conditions to the consummation of the transaction; the disruption of management’s attention from ongoing business operations due to the transaction; the effect of the announcement of the transaction on the Greenbrook’s and Neuronetics’ relationships with their respective customers, as well as its operating results and business generally; the outcome of any legal proceedings related to the transaction; retention of employees of Greenbrook following the announcement of the transaction; the fact that Greenbrook’s and Neuronetics’ stock price may decline significantly if the transaction is not completed; and other factors described under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, and its Quarterly Report on Form 10-Q for the quarter ended March 31, 2024, as each may be updated or supplemented by subsequent reports that the Company has filed or files with the SEC. In connection with the transaction, Neuronetics and Greenbrook will be filing preliminary and definitive joint proxy statements and other relevant documents relating to the proposed transaction with the Securities and Exchange Commission (the “SEC”) and on SEDAR+, as applicable. This communication is not a substitute for the joint proxy statement or any other document that Neuronetics or Greenbrook may file with the SEC or on SEDAR+ or send to their stockholders in connection with the transaction. The description of the transaction agreement and voting agreements above do not purport to be complete and are qualified in its entirety by reference to such agreement as filed pursuant to the joint proxy statement and/or any other filing with the SEC and on SEDAR+. Before making any voting decision, Neuronetics’ and Greenbrook’s stockholders are urged to read all relevant documents filed with the SEC and on SEDAR+, including the joint proxy statement, when they become available because they will contain important information about the transaction. Investors and security holders will be able to obtain the joint proxy statement and other documents filed by Neuronetics or Greenbrook with the SEC (when available) free of charge at the SEC’s website, www.sec.gov or on SEDAR+, at www.sedarplus.ca, as applicable, or from Neuronetics or Greenbrook at the investor relations page of their respective websites, https://ir.neuronetics.com/ and greenbrooktms.com/investor-relations. These documents are not currently available. 2

No Offer or Solicitation This communication is for information purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. Neuronetics, Greenbrook and their respective directors and executive officers may be deemed participants in the solicitation of proxies from Neuronetics’ stockholders in connection with the transaction. Neuronetics’ stockholders and other interested persons may obtain, without charge, more detailed information (i) regarding the directors and officers of Neuronetics in Neuronetics’ Annual Report on Form 10-K filed with the SEC on March 7, 2024, its proxy statement relating to its 2024 Annual Meeting of Stockholders filed with the SEC on April 11, 2024 and other relevant materials filed with the SEC when they become available; and (ii) regarding Greenbrook’s directors and officers in Greenbrook’s Annual Report on Form 10-K filed with the SEC and on SEDAR+ on April 25, 2024 and other relevant materials filed with the SEC and on SEDAR+, as applicable, when they become available. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to Neuronetics’ stockholders in connection with the transaction will be set forth in the joint proxy statement for the transaction when available. Additional information regarding the interests of participants in the solicitation of proxies in connection with the transaction will be included in the joint proxy statement that Neuronetics and Greenbrook intend to file with the SEC and on SEDAR+, as applicable. 3

Fireside Chat Keith Sullivan President & CEO, Neuronetics, Inc. Bill Leonard President & CEO, Greenbrook TMS

You had a LOT of Questions! How will acquisition help my individual practice? What will happen to the Greenbrook brand name? Company Confidential 5

Question Themes Is NeuroStar now going to be competing with me? How will NeuroStar’s marketing strategy change? How will acquisition help my individual practice? Company Confidential 6

Focused on Practice Success PHQ-10 NeuroStar University Company Confidential 7

Some Stats You May Not Know Between 2008 and 2019 2.8M Treatments 12 Years Between 2020 and 2023 3.6M Treatments 3 Years Between 2008 and 2019 80,359 Patients 12 Years Between 2020 and 2023 88,533 Patients 3 Years Company Confidential

Advantages of Greenbrook Acquisition Knowledge Patient Access to and Best Lifecycle Services Practices Management Company Confidential 9

Amplifying Brand Awareness Company Confidential 10

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Company Confidential 13

Company Confidential 14

Company Confidential

Patients that go to NeuroStar.com’s Provider Locator Patients Select a Provider of Choice ŒŽ Former NeuroStar Provider Locator Patients CHOOSE a Provider Greenbrook Ad Budget Company Confidential 16

Amplifying Brand Awareness What this means to you is that the current NeuroStar inside your practice BECOMES EVEN MORE RECOGNIZABLE TO PATIENTS Company Confidential 17

What are the biggest challenges for NeuroStar Practices? Reimbursement Billing Contracts Cash Flow Call center Company Confidential 18

Beyond Brand Awareness, what’s in it for NeuroStar Practices? National and regional payer contracts Insurance billing services Increased Service Centralized Call center Offerings Referral networks New training: how to incorporate med management, Spravato Company Confidential 19

Q&A